Morgan Stanley North American Government Income Trust
Letter to the Shareholders [|] April 30, 2002




Dear Shareholder:

Bond-market volatility peaked in the fourth quarter of 2001 as interest rates plummeted on news of economic weakness and soared on reports of economic strength. The Federal Reserve lowered its target rate three times and by 125 basis points in the final quarter of the year, bringing the federal funds rate down to 1.75 percent, a 40-year low. The terrorist attacks in September thwarted the economy's first attempts at recovery, but by early December many sectors appeared to be recovering. Retail sales, industrial production and orders for durable goods posted increases along with home sales and consumer confidence. U.S. Treasury yields began rising sharply during the first quarter of 2002 in anticipation of a shift in monetary policy but fell substantially in April on declines in the equity market. The central bank has kept its target short-term interest rate at 1.75 percent because of lingering uncertainties related to the strength of the economic recovery. The performance of the Treasury market was mixed over the past six months as the yield on the three-month Treasury bill fell 25 basis points while yields on two- and 10-year Treasuries posted increases of 80 and 85 basis points, respectively. Mortgage prepayments peaked early in the year after rates hit historic lows in November, but refinancing activity has tapered off steadily over the past three months.


Performance and Portfolio Strategy
For the six-month period ended April 30, 2002, Morgan Stanley North American Government Income Trust posted a total return of 0.07 percent, compared to 0.59 percent for the Lehman Brothers U.S. Government Index (1 - 5 Year).* According to TCW Investment Management (TCW), the Fund's sub-advisor, the Fund's underperformance relative to its index was due primarily to its longer-duration holdings, which failed to keep pace with returns on short-term government securities.

As of April 30, 2002, 100 percent of the Fund's portfolio was invested in the United States. TCW continues to emphasize high-quality mortgage-backed securities, including various types of collateralized mortgage obligations
(CMOs), pass-through securities and adjustable-rate mortgages (ARMs). The Fund remains on the sidelines with respect to investing in both the Mexican and Canadian markets. TCW continues to monitor these markets for attractive investment opportunities relative to those in the United States.


Looking Ahead
Most economists expect U.S. gross domestic product (GDP) to moderate in the second quarter, and many predict that the Fed will begin raising rates later this year. TCW believes that continued strength in productivity should provide some support to the Treasury market and allow the Fed to keep interest rates

--------------
* The Lehman Brothers U.S. Government Index (1-5 Year) measures the performance of all U.S. government agency and Treasury securities with maturities of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley North American Government Income Trust
Letter to the Shareholders [|] April 30, 2002 continued

lower in the face of growth due to lessened concern about inflation. Nonetheless, the Treasury market will remain vulnerable to further selling on evidence of economic strength. TCW believes that the mortgage sector is positioned to perform well in the coming months. The sub-advisor expects demand to remain strong and looks for additional declines in volatility to continue narrowing the spread between mortgages and Treasuries. According to TCW, the mortgage sector continues to offer investors high levels of liquidity and credit quality. Mortgage spreads remain above historic averages and are still attractive relative to other fixed-income sectors. The Fund's investment strategy remains focused on certain types of CMOs and other types of well-structured securities as a means of reducing portfolio exposure to prepayment risk. These factors underlie TCW's positive outlook on the mortgage-backed securities sector.

On April 25, 2002, the Board of Trustees of Morgan Stanley North American Government Income Trust approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Limited Duration Fund. This reorganization would combine substantially all of the assets of the Fund with those of Limited Duration Fund. Shareholders of the Fund would become shareholders of Limited Duration Fund, receiving shares of Limited Duration Fund equal to the value of their holdings in North American Government Income Trust. The reorganization is subject to the approval of shareholders of the Fund at a special meeting scheduled for September 24, 2002.

We appreciate your ongoing support of Morgan Stanley North American Government Income Trust and look forward to continuing to serve your investment needs.


Very truly yours,


/s/ Charles A. Fieumefreddo              /s/ Mitchel M. Merin
---------------------------              -----------------------
Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President




Annual Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents including shareholder reports, prospectuses and proxy materials to investors with the same last name and who reside at the same address. Your participation in this program will continue for an unlimited period of time, unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00am to 8:00pm, ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Morgan Stanley North American Government Income Trust
Fund Performance [|]  April 30, 2002


Average Annual Total Returns


Period Ended 4/30/02
---------------------------
1 Year                              2.96%(1)
5 Years                             5.74%(1)
Since Inception (7/31/92)           4.42%(1)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

Morgan Stanley North American Government Income Trust
Portfolio of Investments [|]  April 30, 2002 (unaudited)


 PRINCIPAL
 AMOUNT IN                                                                    COUPON      MATURITY
 THOUSANDS                                                                     RATE         DATE         VALUE
-----------                                                               ------------   ---------- -------------
              U. S. Government Agency Mortgage-Backed Securities (58.6%)
$ 5,000       Federal Farm Credit Bank ..................................     6.25 %      12/02/02  $5,116,615
  5,000       Federal Home Loan Mortgage Corp. ..........................     4.50        08/15/04   5,086,970
  1,169       Federal Home Loan Mortgage Corp. ARM ......................     6.507       03/01/25   1,197,725
  5,000       Federal National Mortgage Assoc. ..........................     4.75        11/14/03   5,117,645
  3,380       Federal National Mortgage Assoc. ..........................     5.855       07/01/31   3,405,662
  2,857       Federal National Mortgage Assoc. ..........................     7.00        01/01/04   2,968,648
    453       Federal National Mortgage Assoc. ..........................     9.50        06/01/20     501,405
  6,434       Government National Mortgage Assoc. II ARM ................     5.50        08/20/29   6,499,058
  3,292       Government National Mortgage Assoc. II ARM ................     6.00       07/20/29-
                                                                                          09/20/29   3,339,269
  7,389       Government National Mortgage Assoc. II ARM ................     6.375      06/20/22-
                                                                                          06/20/25   7,535,566
  1,621       Government National Mortgage Assoc. II ARM ................     6.625      10/20/24-
                                                                                          12/20/24   1,673,114
  6,723       Government National Mortgage Assoc. II ARM ................     6.75        08/20/22   6,920,393
                                                                                                    ----------
              Total U.S. Government Agency Mortgage Backed-Securities
              (Cost $48,657,810).................................................................   49,362,070
                                                                                                    ----------
              Collateralized Mortgage Obligations (14.9%)
              U.S. Government Agencies
      3       Federal Home Loan Mortgage Corp. 1370 K (PAC IO) ..........  1089.16        09/15/22      58,178
  7,297       Federal Home Loan Mortgage Corp. G 21 M ...................     6.50        10/25/23   7,175,207
  5,000       Federal National Mortgage Assoc. G96-1 PJ (PAC) ...........     7.50        11/17/25   5,308,985
                                                                                                    ----------
              Total Collateralized Mortgage Obligations
              (Cost $12,567,453).................................................................   12,542,370
                                                                                                    ----------
              Short-Term Investments (25.7%)
              Commercial Paper (a) (7.1%)
              Finance/Rental/Leasing (2.0%)
  1,700       Paccar Financial Corp. ....................................     1.80        07/22/02   1,692,945
                                                                                                    ----------
              Food: Major Diversified (3.9%)
  3,317       Nestle Capital Corp. ......................................     1.82        05/17/02   3,314,317
                                                                                                    ----------
              Industrial Conglomerates (1.2%)
  1,000       General Electric Co. ......................................     1.82        05/20/02     999,039
                                                                                                    ----------
              Total Commercial Paper (Cost $6,006,386)...........................................    6,006,301
                                                                                                    ----------

                       See Notes to Financial Statements

Morgan Stanley North American Government Income Trust
Portfolio of Investments [|]  April 30, 2002 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                       COUPON       MATURITY
 THOUSANDS                                                                        RATE          DATE          VALUE
-----------                                                                  ------------   ------------ -------------
              U.S. Government Agency (a) (14.2%)
   5,000      Federal National Mortgage Assoc. .............................    1.80 %      07/03/02     $ 4,984,000
   3,000      Federal National Mortgage Assoc. .............................    1.82        06/05/02       2,994,692
   4,000      Federal National Mortgage Assoc. .............................    1.86        08/09/02       3,979,127
                                                                                                         -----------
              Total U.S. Government Agencies (Cost $11,958,275).......................................    11,957,819
                                                                                                         -----------
              Repurchase Agreement (4.4%)
   3,676      The Bank of New York (dated 04/30/02; proceeds $3,675,784) (b)
              (Cost $3,675,612).............................................    1.688       05/01/02       3,675,612
                                                                                                         -----------
              Total Short-Term Investments (Cost $21,640,273).........................................    21,639,732
                                                                                                         -----------
              Total Investments (Cost $82,865,536) (c) ..................................    99.2%        83,544,172
              Other Assets in Excess of Liabilities .....................................     0.8            672,036
                                                                                           ------        -----------
              Net Assets ................................................................   100.0%       $84,216,208
                                                                                           ======        ===========

------------
ARM      Adjustable Rate Mortgage.
IO       Interest-only securities.
PAC      Planned Amortization Class.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $3,765,897 U.S. Treasury Bill due 08/01/02 valued at $3,749,150.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $1,079,886 and the aggregate gross unrealized depreciation is $401,250, resulting in net unrealized appreciation of $678,636.


                       See Notes to Financial Statements

Morgan Stanley North American Government Income Trust
Financial Statements

Statement of Assets and Liabilities
April 30, 2002 (unaudited)



Assets:
Investments in securities, at value
 (cost $82,865,536)..........................................    $   83,544,172
Receivable for:
  Interest ..................................................           539,166
  Principal paydowns ........................................           184,856
  Shares of beneficial interest sold ........................           149,585
Prepaid expenses and other assets ...........................            44,039
                                                                 --------------
  Total Assets ..............................................        84,461,818
                                                                 --------------
Liabilities:
Payable for:
  Shares of beneficial interest repurchased .................            85,385
  Distribution fee ..........................................            57,595
  Investment management fee .................................            49,916
Accrued expenses ............................................            52,714
                                                                 --------------
  Total Liabilities .........................................           245,610
                                                                 --------------
  Net Assets ................................................    $   84,216,208
                                                                 ==============
Composition of Net Assets:
Paid-in-capital .............................................    $  315,740,721
Net unrealized appreciation .................................           678,636
Dividends in excess of net investment income ................          (101,418)
Accumulated net realized loss ...............................      (232,101,731)
                                                                 --------------
  Net Assets ................................................    $   84,216,208
                                                                 ==============
Net Asset Value Per Share,
9,725,743 shares outstanding (unlimited shares
  authorized of $.01 par value) .............................              8.66
                                                                 ==============



                       See Notes to Financial Statements

Morgan Stanley North American Government Income Trust
Financial Statements continued

Statement of Operations
For the six months ended April 30, 2002 (unaudited)



Net Investment Income:
Interest Income ...............................    $  1,915,144
                                                   ------------
Expenses ......................................
Distribution fee ..............................         309,489
Investment management fee .....................         273,996
Transfer agent fees and expenses ..............          87,099
Professional fees .............................          25,271
Registration fees .............................          17,688
Shareholder reports and notices ...............           9,726
Trustees' fees and expenses ...................           6,337
Custodian fees ................................             783
Other .........................................           5,131
                                                   ------------
  Total Expenses ..............................         735,520
Less: expense offset ..........................            (344)
                                                   ------------
  Net Expenses ................................         735,176
                                                   ------------
  Net Investment Income .......................       1,179,968
                                                   ------------
Net Realized and Unrealized Loss:
Net realized loss .............................             (23)
Net change in unrealized appreciation .........      (1,097,552)
                                                   ------------
  Net Loss ....................................      (1,097,575)
                                                   ------------
Net Increase ..................................    $     82,393
                                                   ============


                       See Notes to Financial Statements

Morgan Stanley North American Government Income Trust
Financial Statements continued



Statement of Changes in Net Assets

                                                                                           FOR THE SIX      FOR THE YEAR
                                                                                          MONTHS ENDED         ENDED
                                                                                         APRIL 30, 2002   OCTOBER 31, 2001
                                                                                        ---------------- -----------------
                                                                                            (unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income .................................................................   $  1,179,968     $  4,099,129
Net realized loss .....................................................................            (23)               -
Net change in unrealized appreciation/depreciation ....................................     (1,097,552)       2,295,697
                                                                                          ------------     ------------
  Net Increase ........................................................................         82,393        6,394,826
Dividends to shareholders from net investment income ..................................     (1,601,776)      (4,171,176)
Net decrease from transactions in shares of beneficial interest .......................     (4,875,683)      (3,307,860)
                                                                                          ------------     ------------
  Net Decrease ........................................................................     (6,395,066)      (1,084,210)
Net Assets:
Beginning of period ...................................................................     90,611,274       91,695,484
                                                                                          ------------     ------------
End of Period
(Including dividends in excess of net investment income of $101,418 and accumulated
undistributed net investment income of $329,619, respectively).........................   $ 84,216,208     $ 90,611,274
                                                                                          ============     ============

                       See Notes to Financial Statements

Morgan Stanley North American Government Income Trust
Notes to Financial Statements [|]  April 30, 2002 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley North American Government Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to earn a high level of income while maintaining relatively low volatility of principal. The Fund was organized as a Massachusetts business trust on February 19, 1992 and commenced operations on July 31, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") or TCW Investment Management Company (the "Sub-Advisor") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts based on the respective life of the securities. Interest income is accrued daily.

C. Foreign Currency Translation - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange

Morgan Stanley North American Government Income Trust
Notes to Financial Statements [|]  April 30, 2002 (unaudited) continued



transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. Forward Foreign Currency Contracts - The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. Dollar Rolls - The Fund may enter into dollar rolls in which the Fund sells securities for delivery and simultaneously contracts to repurchase substantially similar securities at the current sales price on a specified future date. The difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") is amortized over the life of the dollar roll.

F. Federal Income Tax Status - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. Investment Management and Sub-Advisory Agreements

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.65% to the portion of the daily net assets not exceeding $500 million and 0.60% to the portion of the daily net assets exceeding $500 million.

Morgan Stanley North American Government Income Trust
Notes to Financial Statements [|]  April 30, 2002 (unaudited) continued




Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation


3. Plan of Distribution

Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.75% of the Fund's average daily net assets during the month. Expenses incurred pursuant to the Plan in any fiscal year in excess of 0.75% of the Fund's average daily net assets will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended April 30, 2002, the distribution fee was accrued at the annual rate of 0.73%.


4. Security Transactions and Transactions with Affiliates

The purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended April 30, 2002 were as follows:

                                                                     SALES/
                                                   PURCHASES       PREPAYMENTS
                                                 -------------   --------------
          U.S. Government Agencies . .........    $9,662,950      $14,981,766

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At April 30, 2002, the Fund had transfer agent fees and expenses payable of approximately $17,100.

Morgan Stanley North American Government Income Trust
Notes to Financial Statements [|]  April 30, 2002 (unaudited) continued



5. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:


                                               FOR THE SIX                       FOR THE YEAR
                                               MONTHS ENDED                         ENDED
                                              APRIL 30, 2002                   OCTOBER 31, 2001
                                     -------------------------------- ----------------------------------
                                               (unaudited)
                                          SHARES          AMOUNT            SHARES            AMOUNT
                                     --------------- ----------------  ---------------- -----------------
Sold ...............................     2,206,049    $  19,265,074        13,631,877    $  119,393,140
Reinvestment of dividends. .........       139,508        1,211,606           359,700         3,137,960
Repurchased ........................    (2,898,637)     (25,352,363)      (14,370,369)     (125,838,960)
                                        ----------    -------------       -----------    --------------
Net decrease .......................      (553,080)   $  (4,875,683)         (378,792)   $   (3,307,860)
                                        ==========    =============       ===========    ==============

6. Federal Income Tax Status

At October 31, 2001, the Fund had a net capital loss carryover of approximately $232,102,000, to offset future capital gains to the extent provided by regulations, available through October 31 of the following years:


                              AMOUNT IN THOUSANDS
--------------------------------------------------------------------------------
    2002           2003         2004         2005      2006       2007      2008
------------   -----------   ----------   ---------   ------   ---------   -----
$  52,983       $160,560      $14,716      $2,013      $152     $1,657      $21
=========       ========      =======      ======      ====     ======      ===

7. Reverse Repurchase and Dollar Roll Agreements

Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Reverse repurchase agreements are collateralized by Fund securities with a market value in excess of the Fund's obligation under the contract.

At April 30, 2002, there were no outstanding reverse repurchase or dollar roll agreements.

8. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

Morgan Stanley North American Government Income Trust
Notes to Financial Statements [|]  April 30, 2002 (unaudited) continued



9. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At April 30, 2002, there were no outstanding forward contracts.

10. Change in Accounting Policy

Effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Fund, but resulted in a $9,229 decrease in the cost of securities and a corresponding decrease in undistributed net investment income based on securities held as October 31, 2001.

The effect of this change for the six months ended April 30, 2002 was to decrease net investment income by $112,719 and increase unrealized appreciation by $112,719. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change.

11. Fund Merger

On April 25, 2002, the Trustees of the Fund and Morgan Stanley Limited Duration Fund ("Limited Duration") approved a plan of reorganization whereby the Fund would be merged into Limited Duration. The plan of reorganization is subject to the consent of the Fund's shareholders at a special meeting to be held on September 24, 2002. If approved, the assets of the Fund would be combined with the assets of Limited Duration and shareholders of the Fund would become shareholders of Limited Duration, receiving shares of Limited Duration equal to the value of their holdings in the Fund.

Morgan Stanley North American Government Income Trust
Financial Highlights




Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                FOR THE SIX                          FOR THE YEAR ENDED OCTOBER 31
                                               MONTHS ENDED  -----------------------------------------------------------------------
                                              APRIL 30, 2002    2001           2000            1999          1998           1997
                                              -------------- ------------- ------------- ---------------- ------------- ------------
                                                (unaudited)
Selected Per Share Data:
Net asset value, beginning of period ........ $   8.82       $    8.60      $    8.50       $    8.60     $    8.59        $  8.39
                                              ---------      ---------      ---------       ---------     ---------        -------
Income (loss) from investment operations:
 Net investment income ......................     0.12            0.40           0.40            0.44          0.49           0.44
 Net realized and unrealized gain (loss) ....    (0.12)           0.22           0.06           (0.09)        (0.05)          0.19
                                              -----------    ---------      ---------       ---------     ---------        -------
Total income from investment operations .....     0.00            0.62           0.46            0.35          0.44           0.63
                                              -----------    ---------      ---------       ---------     ---------        -------
Less dividends and distributions from:
 Net investment income ......................    (0.16)          (0.40)         (0.36)          (0.38)        (0.43)         (0.43)
 Paid-in-capital ............................        -               -              -           (0.07)            -              -
                                              -----------    ---------      ---------       ---------     ---------        --------
Total dividends and distributions ...........    (0.16)          (0.40)         (0.36)          (0.45)        (0.43)         (0.43)
                                              -----------    ---------      ---------       ---------     ---------        --------
Net asset value, end of period .............. $   8.66       $    8.82      $    8.60       $    8.50     $    8.60        $  8.59
                                              ===========    =========      =========       =========     =========        ========
Total Return+ ...............................     0.07%(1)        7.43%          5.55%           4.30%         5.13%          7.80%
Ratios to Average Net Assets:
Expenses (before expense offset) ............     1.74%(2)        1.80%(3)       1.76%(3)        1.81%(3)      1.69%(3)       1.65 %
Net investment income .......................     2.80%(2)(4)     4.51%          4.58%           5.11%         5.52%          5.18%
Supplemental Data:
Net assets, end of period, in thousands ..... $ 84,216       $  90,611      $  91,695       $ 120,303     $ 150,441       $212,040
Portfolio turnover rate .....................       14%(1)          19%             -              43%            8%             -

------------
+ Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset of 0.01%
(4) Effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the six months ended April 30, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain or loss per share by $ 0.01 and decrease the ratio of net investment income to average net assets by 0.27%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.


                       See Notes to Financial Statements

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


Trustees

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

Officers

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin, President

Barry Fink
Vice President, Secretary and General Counsel

Philip A. Barach, Vice President
Jeffrey E. Gundlach, Vice President
Frederick H. Horton, Vice President
Thomas F. Caloia, Treasurer

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

Independent Auditors

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


Investment Manager

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

Sub-Advisor

TCW Investment Management Company
865 South Figueroa Street, Suite 1800
Los Angeles, California 90017


The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.                        37946RPT




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Morgan Stanley
North American
Government
Income Trust




Semiannual Report
April 30, 2002